Exhibit 10.2

AMENDMENT NO. 13

TO

UNSECURED CONVERTIBLE PROMISSORY NOTE

This Amendment No. 13 (this “Amendment”) to those certain Unsecured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023, September 30, 2023, and October 31, 2023 (as amended, the “Second Notes”), issued by Arch Therapeutics, Inc., a Nevada corporation (the “Company”), to certain Holders pursuant to that certain Securities Purchase Agreement, dated July 6, 2022, by and among the Company and the signatories thereto (the “Holders”), as amended on January 18, 2023 and as subsequently amended on May 15, 2023 (as amended, the “Securities Purchase Agreement”) is made and entered into effective November 15, 2023 by and among the Company and the Consenting Stockholders (as defined below). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Securities Purchase Agreement.

W I T N E S S E T H:

WHEREAS, the Company and the Consenting Stockholders desire to amend the Second Notes to extend the date for completion of the Uplist;

WHEREAS, pursuant to Section 4.3 of the Second Notes and Section 7(e) of the Securities Purchase Agreement, the Second Notes may be amended in a written instrument signed by the Company, the Lead Investor, and Holders which purchased at least 50% plus $1.00 of the Notes based on the initial Principal Amounts thereunder (the Lead Investor and such Holders, collectively the “Consenting Stockholders”); and

WHEREAS, the undersigned Holders constitute the Consenting Stockholders.

NOW, THEREFORE, in exchange for good and valuable consideration including, without limitation, the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1.    Amendments to the Second Notes.

1.1    The Second Notes are hereby amended by deleting the words “by November 15, 2023” in Section 3.23 of the Second Notes and replacing such words with the following in substitution therefor:

“by January 6, 2024”

2.    Miscellaneous.

2.1    The “Second Note Amendment Termination Date” is hereby extended to January 6, 2024.

2.2    Except as expressly amended by this Amendment, the terms and provisions of the Second Notes shall continue in full force and effect. No reference to this Amendment need be made in any instrument or document making reference to the Second Notes; any reference to the Second Notes in any such instrument or document shall be deemed a reference to the Second Notes as amended hereby. The Second Notes as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

2.3    This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada as such laws are applied to agreements between parties in Nevada.

2.4    This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ARCH THERAPEUTICS, INC.

By:

Name: Michael S. Abrams

Title: Chief Financial Officer

Signature Page to Amendment No. 13 to the Second Notes

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

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By:

Name:

Title:

Signature Page to Amendment No. 13 to the Second Notes